EXHIBIT 99.1

Program: Washington Mutual Mortgage Securities Corp., aggregator of pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards).

Aggregate Delinquency, Loss and Foreclosure Experience by Vintage Year

Series Designation for Prior Securitied Pool:	2007		2006		2005		2004		2003		2002

	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of
	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans

04/01/2007-06/30/2007
Total Mortgage Loans at Beginning of Period	15,279	$4,813,570,867.79	43,712	$14,691,450,818.12	25,055	$6,095,722,972.30	6,441	$1,570,585,900.01	2,856	$793,709,764.57	640	$151,324,873.46
Total Mortgage Loans at End of Period	19,509	$7,137,291,196.74	41,437	$13,965,477,130.04	24,106	$5,854,020,650.60	6,031	$1,467,850,738.15	2,704	$746,744,441.03	605	$142,292,930.97
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days	1,358	$400,878,231.38	2,030	$699,540,849.92	678	$163,188,348.74	148	$33,979,833.70	71	$18,008,646.78	17	$3,087,177.11
60-89 Days	195	$72,331,388.85	577	$202,340,732.69	158	$35,235,649.23	30	$5,700,891.46	21	$4,736,472.49	5	$1,254,618.92
90-119 Days	74	$25,136,199.17	276	$99,179,237.17	48	$10,072,705.80	10	$2,479,566.22	5	$1,509,020.19	5	$592,179.41
120 Days or More	36	$13,632,353.00	135	$44,841,095.44	48	$13,296,590.06	13	$3,082,363.92	6	$1,331,492.78	6	$1,251,189.16
Total Delinquent Mortgage Loans at End of Period	1,663	$511,978,172.40	3,018	$1,045,901,915.22	932	$221,793,293.83	201	$45,242,655.30	103	$25,585,632.24	33	$6,185,164.60
Delinquency Rate (2)	8.52%	7.17%	7.28%	7.49%	3.87%	3.79%	3.33%	3.08%	3.81%	3.43%	5.45%	4.35%
Foreclosure at End of Period (3)	85	$35,790,799.91	691	$250,934,570.80	203	$47,860,551.08	33	$7,184,720.18	24	$7,401,276.83	9	$1,007,280.65
Foreclosure Ratio (4)	0.44%	0.50%	1.67%	1.80%	0.84%	0.82%	0.55%	0.49%	0.89%	0.99%	1.49%	0.71%
REO at End of Period (3)	60	$22,160,180.64	222	$74,731,641.68	81	$18,288,735.88	17	$2,677,195.35	9	$2,027,786.53	9	$1,331,307.47
REO Ratio (4)	0.31%	0.31%	0.54%	0.54%	0.34%	0.31%	0.28%	0.18%	0.33%	0.27%	1.49%	0.94%
Aggregate Gross Losses (5)		$0.00		$1,026,367.17		$4,247,887.49		$4,377,584.72		$2,859,417.71		$1,285,963.27
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$270.84		$5,430.98		($241,938.93)		($784,790.48)		($382.12)
Aggregate Net Losses (7)		$0.00		$1,026,638.01		$4,253,318.47		$4,135,645.79		$2,074,627.23		$1,285,581.15
Average Net Loss (8)		$0.00		$60,390.47		$38,666.53		$42,635.52		$42,339.33		$64,279.06
Aggregate Net Loss Ratio (9)		0.00%		0.01%		0.02%		0.03%		0.00%		0.03%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.00%		0.04%		0.09%		0.05%		0.04%
Prepayment Ratio (11)		3.53%		5.25%		3.69%		4.99%		5.57%		5.31%
Cumulative Prepayment Ratio (12)		1.79%		13.54%		19.86%		40.40%		67.49%		49.90%

01/01/2007-03/31/2007
Total Mortgage Loans at Beginning of Period	17,803	$5,398,330,168.76	51,740	$16,735,769,921.82	26,038	$6,358,808,860.31	6,775	$1,659,696,787.21	2,995	$839,480,876.50	635	$150,867,800.46
Total Mortgage Loans at End of Period	15,279	$4,813,570,867.79	43,712	$14,691,450,818.12	25,055	$6,095,722,972.30	6,441	$1,570,585,900.01	2,856	$793,709,764.57	640	$151,324,873.46
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days	786	$258,586,913.88	1,808	$566,278,628.62	631	$147,420,963.51	139	$30,132,209.63	67	$17,621,259.28	19	$3,793,211.25
60-89 Days	78	$35,996,658.30	427	$146,534,972.43	148	$33,760,627.00	29	$4,485,198.44	23	$6,520,959.71	5	$987,921.07
90-119 Days	8	$2,863,701.79	199	$68,168,563.48	34	$7,825,377.74	11	$1,963,240.35	7	$2,824,667.25	2	$227,524.73
120 Days or More	7	$2,759,390.57	117	$44,595,821.34	59	$15,217,270.49	12	$3,300,981.70	9	$2,035,935.65	5	$1,194,021.89
Total Delinquent Mortgage Loans at End of Period	879	$300,206,664.54	2,551	$825,577,985.87	872	$204,224,238.74	191	$39,881,630.12	106	$29,002,821.89	31	$6,202,678.94
Delinquency Rate (2)	5.75%	6.24%	5.84%	5.62%	3.48%	3.35%	2.97%	2.54%	3.71%	3.65%	4.84%	4.10%
Foreclosure at End of Period (3)	32	$10,274,469.29	408	$150,926,218.15	149	$36,478,134.26	22	$4,266,985.13	14	$4,244,761.46	8	$743,897.46
Foreclosure Ratio (4)	0.21%	0.21%	0.93%	1.03%	0.59%	0.60%	0.34%	0.27%	0.49%	0.53%	1.25%	0.49%
REO at End of Period (3)	39	$12,779,099.74	98	$32,886,831.97	58	$11,895,552.86	22	$3,214,226.24	7	$1,820,392.29	9	$1,196,146.00
REO Ratio (4)	0.26%	0.27%	0.22%	0.22%	0.23%	0.20%	0.34%	0.20%	0.25%	0.23%	1.41%	0.79%
Aggregate Gross Losses (5)		$0.00		$243,305.51		$3,052,660.76		$3,929,045.91		$2,840,471.13		$1,244,012.56
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$1,489.37		$7,730.68		($241,938.93)		($784,790.48)		($382.12)
Aggregate Net Losses (7)		$0.00		$244,794.88		$3,060,391.44		$3,687,106.98		$2,055,680.65		$1,243,630.44
Average Net Loss (8)		$0.00		$40,799.15		$35,585.95		$42,380.54		$42,826.68		$69,090.58
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.01%		0.01%		0.04%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.00%		0.03%		0.08%		0.05%		0.04%
Prepayment Ratio (11)		0.30%		5.41%		4.01%		5.18%		5.51%		5.04%
Cumulative Prepayment Ratio (12)		0.29%		10.22%		17.77%		38.73%		66.50%		49.62%

10/01/2006-12/31/2006
Total Mortgage Loans at Beginning of Period			44,748	$14,137,805,771.87	27,207	$6,684,547,870.62	7,140	$1,748,273,207.78	3,216	$903,293,004.52	678	$162,777,935.61
Total Mortgage Loans at End of Period			51,740	$16,735,769,921.82	26,038	$6,358,808,860.31	6,775	$1,659,696,787.21	2,995	$839,480,876.50	635	$150,867,800.46
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			2,127	$712,142,531.85	702	$158,640,254.66	146	$34,073,032.87	85	$21,871,427.44	18	$3,952,172.27
60-89 Days			385	$127,275,671.36	156	$37,391,017.02	24	$5,119,457.58	19	$5,400,049.09	5	$1,134,127.94
90-119 Days			166	$57,840,971.18	60	$15,626,930.78	17	$2,616,474.16	4	$844,604.78	6	$1,007,497.19
120 Days or More			33	$9,727,169.97	37	$8,745,162.16	9	$1,874,607.58	11	$3,103,791.37	3	$620,194.82
Total Delinquent Mortgage Loans at End of Period			2,711	$906,986,344.36	955	$220,403,364.62	196	$43,683,572.19	119	$31,219,872.68	32	$6,713,992.22
Delinquency Rate (2)			5.24%	5.42%	3.67%	3.47%	2.89%	2.63%	3.97%	3.72%	5.04%	4.45%
Foreclosure at End of Period (3)			210	$68,614,514.91	110	$23,203,294.55	33	$7,842,130.87	18	$5,774,385.04	10	$1,199,200.28
Foreclosure Ratio (4)			0.41%	0.41%	0.42%	0.36%	0.49%	0.47%	0.60%	0.69%	1.57%	0.79%
REO at End of Period (3)			37	$8,606,055.79	46	$7,849,001.56	21	$2,836,221.19	7	$1,959,620.77	5	$416,416.84
REO Ratio (4)			0.07%	0.05%	0.18%	0.12%	0.31%	0.17%	0.23%	0.23%	0.79%	0.28%
Aggregate Gross Losses (5)				$243,305.51		$2,465,645.18		$3,712,278.03		$2,538,650.01		$1,244,012.56
Aggregate Subsequent Recoveries/Losses (6)				$1,489.37		$8,940.90		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)				$244,794.88		$2,474,586.08		$3,469,783.03		$1,753,859.53		$1,243,630.44
Average Net Loss (8)				$40,799.15		$33,898.44		$43,372.29		$40,787.43		$69,090.58
Aggregate Net Loss Ratio (9)				0.00%		0.01%		0.00%		0.04%		0.04%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.02%		0.07%		0.04%		0.04%
Prepayment Ratio (11)				4.70%		4.60%		4.74%		6.52%		6.64%
Cumulative Prepayment Ratio (12)				6.32%		15.41%		36.89%		65.46%		49.35%

07/01/2006-09/30/2006
Total Mortgage Loans at Beginning of Period			29,275	$9,128,548,687.15	28,358	$7,000,371,491.22	7,502	$1,837,593,290.76	3,484	$988,806,270.41	706	$171,542,062.16
Total Mortgage Loans at End of Period			44,748	$14,137,805,771.87	27,207	$6,684,547,870.62	7,140	$1,748,273,207.78	3,216	$903,293,004.52	678	$162,777,935.61
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			1,507	$480,099,339.84	629	$148,386,667.80	153	$33,071,094.89	81	$20,762,442.12	22	$4,149,718.53
60-89 Days			247	$79,494,723.12	133	$28,438,115.65	27	$5,701,643.02	20	$4,862,361.76	11	$1,773,716.76
90-119 Days			102	$29,736,684.02	49	$10,439,242.16	18	$4,370,787.43	8	$2,366,917.96	1	$80,773.80
120 Days or More			15	$5,969,722.59	20	$4,607,397.31	8	$1,236,920.94	11	$3,526,443.03	5	$697,919.78
Total Delinquent Mortgage Loans at End of Period			1,871	$595,300,469.57	831	$191,871,422.92	206	$44,380,446.28	120	$31,518,164.87	39	$6,702,128.87
Delinquency Rate (2)			4.18%	4.21%	3.05%	2.87%	2.89%	2.54%	3.73%	3.49%	5.75%	4.12%
Foreclosure at End of Period (3)			92	$28,120,173.80	87	$15,816,164.40	33	$8,707,315.27	17	$4,542,756.55	7	$995,702.08
Foreclosure Ratio (4)			0.21%	0.20%	0.32%	0.24%	0.46%	0.50%	0.53%	0.50%	1.03%	0.61%
REO at End of Period (3)			15	$2,277,663.02	42	$6,315,135.60	21	$2,293,588.83	12	$2,912,184.30	4	$390,287.24
REO Ratio (4)			0.03%	0.02%	0.15%	0.09%	0.29%	0.13%	0.37%	0.32%	0.59%	0.24%
Aggregate Gross Losses (5)				$208,998.41		$2,076,867.02		$3,690,429.39		$2,159,615.59		$1,174,551.26
Aggregate Subsequent Recoveries/Losses (6)				$1,489.37		($3,055.86)		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)				$210,487.78		$2,073,811.16		$3,447,934.39		$1,374,825.11		$1,174,169.14
Average Net Loss (8)				$42,097.56		$34,563.52		$45,367.56		$39,280.72		$69,068.77
Aggregate Net Loss Ratio (9)				0.00%		0.00%		0.01%		0.04%		0.00%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.02%		0.07%		0.03%		0.04%
Prepayment Ratio (11)				5.90%		4.34%		4.39%		8.26%		5.65%
Cumulative Prepayment Ratio (12)				4.39%		12.57%		35.22%		64.18%		48.98%

04/01/2006-06/30/2006
Total Mortgage Loans at Beginning of Period			14,942	$4,384,434,587.73	29,766	$7,345,545,352.28	7,956	$1,950,482,895.50	3,862	$1,089,486,704.40	750	$181,427,496.55
Total Mortgage Loans at End of Period			29,275	$9,128,548,687.15	28,358	$7,000,371,491.22	7,502	$1,837,593,290.76	3,484	$988,806,270.41	706	$171,542,062.16
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			866	$252,942,356.86	496	$109,885,540.78	128	$27,488,632.55	78	$22,338,333.39	17	$3,042,800.27
60-89 Days			109	$35,203,578.63	80	$14,928,037.39	33	$7,954,779.22	14	$3,164,586.22	2	$610,555.76
90-119 Days			21	$6,858,265.41	37	$8,501,434.44	16	$2,579,002.59	8	$2,045,565.82	1	$64,570.79
120 Days or More			6	$2,516,072.99	14	$2,415,020.16	4	$935,513.53	3	$1,075,953.63	5	$243,232.70
Total Delinquent Mortgage Loans at End of Period			1,002	$297,520,273.89	627	$135,730,032.77	181	$38,957,927.89	103	$28,624,439.06	25	$3,961,159.52
Delinquency Rate (2)			3.42%	3.26%	2.21%	1.94%	2.41%	2.12%	2.96%	2.89%	3.54%	2.31%
Foreclosure at End of Period (3)			20	$4,535,781.22	70	$13,816,153.25	34	$6,045,712.49	19	$5,771,778.48	12	$2,847,669.70
Foreclosure Ratio (4)			0.07%	0.05%	0.25%	0.20%	0.45%	0.33%	0.55%	0.58%	1.70%	1.66%
REO at End of Period (3)			6	$324,104.66	28	$4,321,378.06	22	$3,101,338.83	18	$4,636,259.99	3	$287,227.60
REO Ratio (4)			0.02%	0.00%	0.10%	0.06%	0.29%	0.17%	0.52%	0.47%	0.42%	0.17%
Aggregate Gross Losses (5)				$136,408.43		$1,865,442.23		$3,435,850.81		$1,748,284.73		$1,174,551.26
Aggregate Subsequent Recoveries/Losses (6)				$1,489.37		($3,109.27)		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)				$137,897.80		$1,862,332.96		$3,193,355.81		$963,494.25		$1,174,169.14
Average Net Loss (8)				$45,965.93		$35,814.10		$46,961.11		$33,223.94		$69,068.77
Aggregate Net Loss Ratio (9)				0.00%		0.00%		0.01%		0.02%		0.00%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.02%		0.07%		0.02%		0.04%
Prepayment Ratio (11)				5.38%		4.14%		5.33%		8.72%		5.06%
Cumulative Prepayment Ratio (12)				2.50%		10.67%		34.69%		62.84%		49.52%

01/01/2006-03/31/2006
Total Mortgage Loans at Beginning of Period			18,182	$5,016,006,467.55	35,150	$8,514,436,027.67	8,417	$2,070,444,990.55	4,169	$1,189,726,675.37	802	$192,284,316.88
Total Mortgage Loans at End of Period			14,942	$4,384,434,587.73	29,766	$7,345,545,352.28	7,956	$1,950,482,895.50	3,862	$1,089,486,704.40	750	$181,427,496.55
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days			195	$50,167,676.56	461	$104,102,792.77	126	$25,918,656.03	61	$14,153,473.19	14	$2,721,991.01
60-89 Days			20	$3,540,367.99	96	$19,316,415.03	34	$7,475,889.24	13	$3,037,599.47	5	$1,308,648.03
90-119 Days			1	$239,004.09	38	$5,623,762.16	14	$1,847,727.85	10	$2,028,955.83	1	$237,634.60
120 Days or More			2	$362,484.73	23	$3,920,601.42	10	$2,741,877.63	6	$1,478,004.03	5	$244,768.37
Total Delinquent Mortgage Loans at End of Period			218	$54,309,533.37	618	$132,963,571.38	184	$37,984,150.75	90	$20,698,032.52	25	$4,513,042.01
Delinquency Rate (2)			1.46%	1.24%	2.08%	1.81%	2.31%	1.95%	2.33%	1.90%	3.33%	2.49%
Foreclosure at End of Period (3)			12	$967,637.76	63	$12,360,255.29	28	$6,250,984.12	23	$6,823,491.69	8	$1,547,987.57
Foreclosure Ratio (4)			0.08%	0.02%	0.21%	0.17%	0.35%	0.32%	0.60%	0.63%	1.07%	0.85%
REO at End of Period (3)			4	$238,619.50	16	$2,387,853.91	17	$2,345,830.26	16	$3,947,420.50	2	$200,683.47
REO Ratio (4)			0.03%	0.01%	0.05%	0.03%	0.21%	0.12%	0.41%	0.36%	0.27%	0.11%
Aggregate Gross Losses (5)				$118,137.01		$1,691,072.98		$3,285,035.75		$1,524,912.54		$1,174,551.26
Aggregate Subsequent Recoveries/Losses (6)				$0.00		($3,109.27)		($242,495.00)		($784,790.48)		($382.12)
Aggregate Net Losses (7)				$118,137.01		$1,687,963.71		$3,042,540.75		$740,122.06		$1,174,169.14
Average Net Loss (8)				$59,068.51		$37,510.30		$50,709.01		$30,838.42		$69,068.77
Aggregate Net Loss Ratio (9)				0.00%		0.00%		0.00%		0.01%		0.02%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.02%		0.06%		0.02%		0.04%
Prepayment Ratio (11)				0.95%		3.47%		5.20%		8.01%		4.87%
Cumulative Prepayment Ratio (12)				0.99%		7.85%		32.47%		60.70%		49.20%

10/01/2005-12/31/2005
Total Mortgage Loans at Beginning of Period					29,762	$6,644,604,326.00	8,991	$2,217,089,151.64	4,567	$1,317,686,311.86	890	$216,454,324.01
Total Mortgage Loans at End of Period					35,150	$8,514,436,027.67	8,417	$2,070,444,990.55	4,169	$1,189,726,675.37	802	$192,284,316.88
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					749	$176,501,756.48	154	$32,846,864.97	79	$21,841,431.11	19	$3,613,035.91
60-89 Days					118	$20,557,658.94	42	$7,551,189.65	25	$4,728,878.92	11	$1,623,044.50
90-119 Days					51	$8,640,204.69	14	$4,003,797.73	6	$1,170,254.14	3	$654,361.83
120 Days or More					33	$4,435,897.97	16	$3,359,058.10	8	$3,101,819.69	8	$972,866.28
Total Delinquent Mortgage Loans at End of Period					951	$210,135,518.08	226	$47,760,910.45	118	$30,842,383.86	41	$6,863,308.52
Delinquency Rate (2)					2.71%	2.47%	2.69%	2.31%	2.83%	2.59%	5.11%	3.57%
Foreclosure at End of Period (3)					58	$7,596,772.93	33	$7,624,480.92	22	$5,626,169.50	9	$1,659,478.81
Foreclosure Ratio (4)					0.17%	0.09%	0.39%	0.37%	0.53%	0.47%	1.12%	0.86%
REO at End of Period (3)					9	$1,375,001.11	9	$1,162,249.45	17	$4,197,004.12	2	$192,464.27
REO Ratio (4)					0.03%	0.02%	0.11%	0.06%	0.41%	0.35%	0.25%	0.10%
Aggregate Gross Losses (5)						$1,665,921.80		$3,277,835.98		$1,291,629.58		$1,138,366.05
Aggregate Subsequent Recoveries/Losses (6)						$1,662,616.69		$3,035,340.98		$570,023.09		$1,137,983.93
Aggregate Net Losses (7)
Average Net Loss (8)						$39,586.11		$53,251.60		$31,667.95		$71,124.00
Aggregate Net Loss Ratio (9)						0.01%		0.02%		0.03%		0.07%
Cumulative Aggregate Net Loss Ratio (10)						0.02%		0.06%		0.01%		0.04%
Prepayment Ratio (11)						3.52%		6.17%		9.36%		10.26%
Cumulative Prepayment Ratio (12)						5.12%		30.19%		58.56%		48.87%

07/01/2005-09/30/2005
Total Mortgage Loans at Beginning of Period					21,058	$4,433,158,095.29	9,823	$2,438,522,626.79	5,142	$1,494,141,906.72	985	$242,113,501.48
Total Mortgage Loans at End of Period					25,836	$5,589,570,641.75	8,992	$2,217,084,159.01	4,567	$1,317,686,311.86	890	$216,454,324.01
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					607	$120,823,091.25	166	$36,074,232.33	73	$16,988,776.04	29	$4,946,578.24
60-89 Days					100	$16,673,917.59	44	$9,069,941.89	17	$4,016,357.18	20	$2,369,584.15
90-119 Days					16	$2,681,510.96	15	$3,998,738.79	11	$2,477,680.17	3	$583,818.76
120 Days or More					29	$4,680,188.42	3	$441,350.26	6	$1,674,078.24	1	$232,950.17
Total Delinquent Mortgage Loans at End of Period					752	$144,858,708.22	228	$49,584,263.27	107	$25,156,891.63	53	$8,132,931.32
Delinquency Rate (2)					2.91%	2.59%	2.54%	2.24%	2.34%	1.91%	5.96%	3.76%
Foreclosure at End of Period (3)					27	$3,365,506.87	28	$5,028,074.46	29	$9,474,434.02	13	$3,124,606.97
Foreclosure Ratio (4)					0.10%	0.06%	0.31%	0.23%	0.63%	0.72%	1.46%	1.44%
REO at End of Period (3)					13	$1,740,208.62	10	$1,981,575.88	14	$3,182,687.51	4	$920,629.23
REO Ratio (4)					0.05%	0.03%	0.11%	0.09%	0.31%	0.24%	0.45%	0.43%
Aggregate Gross Losses (5)						$1,243,656.54		$2,840,621.74		$887,701.35		$982,711.13
Aggregate Subsequent Recoveries/Losses (6)						$1,239,990.84		$2,609,886.93		$387,896.74		$982,329.01
Aggregate Net Losses (7)
Average Net Loss (8)						$38,749.71		$51,174.25		$25,859.78		$75,563.77
Aggregate Net Loss Ratio (9)						0.02%		0.01%		0.00%		0.05%
Cumulative Aggregate Net Loss Ratio (10)						0.02%		0.06%		0.01%		0.03%
Prepayment Ratio (11)						4.42%		8.55%		11.56%		9.69%
Cumulative Prepayment Ratio (12)						4.86%		27.27%		55.78%		48.10%

04/01/2005-06/30/2005
Total Mortgage Loans at Beginning of Period					11,490	$2,234,482,918.89	10,714	$2,679,542,920.34	5,787	$1,691,282,331.71	1,088	$271,929,630.48
Total Mortgage Loans at End of Period					19,086	$3,869,218,255.79	9,824	$2,439,024,291.57	5,142	$1,494,141,906.72	985	$242,113,501.48
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					436	$86,220,192.39	165	$42,816,833.08	76	$20,638,502.11	31	$5,329,337.97
60-89 Days					79	$12,393,627.60	38	$5,314,704.38	33	$8,719,494.88	8	$2,041,226.86
90-119 Days					21	$2,397,060.96	12	$3,076,784.68	9	$2,068,368.10	3	$457,285.82
120 Days or More					5	$450,685.24	8	$1,537,663.97	8	$1,810,532.27	1	$94,442.10
Total Delinquent Mortgage Loans at End of Period					541	$101,461,566.19	223	$52,745,986.11	126	$33,236,897.36	43	$7,922,292.75
Delinquency Rate (2)					2.83%	2.62%	2.27%	2.16%	2.45%	2.22%	4.37%	3.27%
Foreclosure at End of Period (3)					52	$7,116,568.98	24	$5,243,280.62	23	$8,045,211.40	10	$3,525,319.86
Foreclosure Ratio (4)					0.27%	0.18%	0.24%	0.21%	0.45%	0.54%	1.02%	1.46%
REO at End of Period (3)					27	$4,627,303.64	14	$2,602,793.99	8	$2,309,155.44	7	$1,817,455.46
REO Ratio (4)					0.14%	0.12%	0.14%	0.11%	0.16%	0.15%	0.71%	0.75%
Aggregate Gross Losses (5)						$518,979.67		$2,583,332.58		$873,561.96		$869,032.30
Aggregate Subsequent Recoveries/Losses (6)						$514,839.44		$2,352,504.48		$435,228.20		$868,650.18
Aggregate Net Losses (7)
Average Net Loss (8)						$25,741.97		$56,012.01		$29,015.21		$78,968.20
Aggregate Net Loss Ratio (9)						0.02%		0.03%		0.00%		0.07%
Cumulative Aggregate Net Loss Ratio (10)						0.01%		0.05%		0.01%		0.03%
Prepayment Ratio (11)						4.57%		8.30%		11.35%		10.06%
Cumulative Prepayment Ratio (12)						2.89%		22.81%		51.90%		47.29%

01/01/2005-03/31/2005
Total Mortgage Loans at Beginning of Period					1,490	$290,715,815.25	11,628	$2,932,318,626.61	6,427	$1,891,910,681.46	1,208	$307,521,181.93
Total Mortgage Loans at End of Period					7,507	$1,434,288,703.27	10,715	$2,679,616,836.32	5,787	$1,691,282,331.71	1,088	$271,929,630.48
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days					177	$29,673,588.82	203	$43,006,253.46	85	$19,482,527.48	34	$5,651,313.41
60-89 Days					14	$2,713,466.41	34	$6,339,718.24	14	$3,581,105.21	8	$1,495,641.59
90-119 Days					10	$1,537,132.10	7	$1,136,760.49	16	$5,326,265.97	3	$539,201.15
120 Days or More					5	$496,286.69	6	$1,804,195.55	5	$1,714,327.70	0	$0.00
Total Delinquent Mortgage Loans at End of Period					206	$34,420,474.02	250	$52,286,927.74	120	$30,104,226.36	45	$7,686,156.15
Delinquency Rate (2)					2.74%	2.40%	2.33%	1.95%	2.07%	1.78%	4.14%	2.83%
Foreclosure at End of Period (3)					53	$7,106,904.55	57	$10,790,103.56	27	$7,090,786.67	10	$3,532,268.86
Foreclosure Ratio (4)					0.71%	0.50%	0.53%	0.40%	0.47%	0.42%	0.92%	1.30%
REO at End of Period (3)					14	$1,987,356.18	15	$2,169,907.73	8	$1,893,806.04	10	$2,406,396.02
REO Ratio (4)					0.19%	0.14%	0.14%	0.08%	0.14%	0.11%	0.92%	0.88%
Aggregate Gross Losses (5)						$163,897.14		$1,836,794.01		$827,494.42		$685,205.92
Aggregate Subsequent Recoveries/Losses (6)						$163,897.14		$1,718,645.25		$389,160.66		$684,823.80
Aggregate Net Losses (7)
Average Net Loss (8)						$32,779.43		$50,548.39		$32,430.06		$76,091.53
Aggregate Net Loss Ratio (9)						0.06%		0.02%		0.00%		0.01%
Cumulative Aggregate Net Loss Ratio (10)						0.01%		0.04%		0.01%		0.02%
Prepayment Ratio (11)						7.20%		7.64%		10.33%		11.04%
Cumulative Prepayment Ratio (12)						1.41%		18.06%		47.58%		46.34%

10/01/2004-12/31/2004
Total Mortgage Loans at Beginning of Period							12,759	$3,152,809,645.46	7,235	$2,153,238,883.97	1,356	$349,652,959.39
Total Mortgage Loans at End of Period							11,767	$2,955,266,576.63	6,427	$1,891,910,681.46	1,208	$307,521,181.93
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							280	$63,403,192.85	106	$26,208,245.43	42	$8,846,852.79
60-89 Days							47	$6,452,814.53	21	$5,010,689.27	6	$1,342,017.85
90-119 Days							21	$4,871,362.88	4	$1,081,839.45	0	$0.00
120 Days or More							20	$3,438,543.84	4	$1,160,313.66	4	$1,225,144.49
Total Delinquent Mortgage Loans at End of Period							368	$78,165,914.10	135	$33,461,087.81	52	$11,414,015.13
Delinquency Rate (2)							3.13%	2.64%	2.10%	1.77%	4.30%	3.71%
Foreclosure at End of Period (3)							47	$9,820,306.38	28	$7,844,347.04	12	$2,711,985.73
Foreclosure Ratio (4)							0.40%	0.33%	0.44%	0.41%	0.99%	0.88%
REO at End of Period (3)							17	$2,845,143.44	7	$1,111,892.95	10	$2,066,182.99
REO Ratio (4)							0.14%	0.10%	0.11%	0.06%	0.83%	0.67%
Aggregate Gross Losses (5)								$1,244,219.37		$827,494.42		$663,463.98
Aggregate Subsequent Recoveries/Losses (6)								$1,126,041.30		$389,160.66		$663,463.98
Aggregate Net Losses (7)
Average Net Loss (8)								$40,215.76		$32,430.06		$94,780.57
Aggregate Net Loss Ratio (9)								0.03%		0.00%		0.14%
Cumulative Aggregate Net Loss Ratio (10)								0.02%		0.01%		0.02%
Prepayment Ratio (11)								7.66%		11.69%		10.80%
Cumulative Prepayment Ratio (12)								13.28%		43.18%		45.16%

07/01/2004-09/30/2004
Total Mortgage Loans at Beginning of Period							12,639	$2,979,663,929.43	8,166	$2,466,359,429.95	1,520	$396,143,490.15
Total Mortgage Loans at End of Period							11,627	$2,944,671,576.87	7,235	$2,153,238,883.97	1,356	$349,652,959.39
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							318	$74,287,166.80	99	$25,110,474.26	31	$8,780,836.08
60-89 Days							62	$14,614,697.09	19	$4,995,758.37	2	$353,472.58
90-119 Days							11	$2,629,614.41	9	$1,805,490.70	2	$587,484.64
120 Days or More							9	$2,463,064.80	6	$1,997,870.70	7	$1,365,799.63
Total Delinquent Mortgage Loans at End of Period							400	$93,994,543.10	133	$33,909,594.03	42	$11,087,592.93
Delinquency Rate (2)							3.44%	3.19%	1.84%	1.57%	3.10%	3.17%
Foreclosure at End of Period (3)							20	$4,285,498.60	38	$11,590,898.12	20	$5,934,950.82
Foreclosure Ratio (4)							0.17%	0.15%	0.53%	0.54%	1.47%	1.70%
REO at End of Period (3)							7	$2,116,163.41	4	$844,241.38	11	$2,795,494.74
REO Ratio (4)							0.06%	0.07%	0.06%	0.04%	0.81%	0.80%
Aggregate Gross Losses (5)								$359,839.05		$750,114.07		$168,672.72
Aggregate Subsequent Recoveries/Losses (6)								$360,170.63		$311,856.31		$168,672.72
Aggregate Net Losses (7)
Average Net Loss (8)								$20,009.48		$34,650.70		$56,224.24
Aggregate Net Loss Ratio (9)								0.00%		0.00%		0.04%
Cumulative Aggregate Net Loss Ratio (10)								0.01%		0.01%		0.01%
Prepayment Ratio (11)								6.34%		12.40%		10.85%
Cumulative Prepayment Ratio (12)								9.19%		37.52%		43.84%

04/01/2004-06/30/2004
Total Mortgage Loans at Beginning of Period							5,606	$1,529,645,628.81	9,480	$2,933,738,006.30	1,774	$478,697,907.72
Total Mortgage Loans at End of Period							9,180	$2,359,333,968.43	8,166	$2,466,359,429.95	1,521	$396,143,490.15
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							202	$45,358,756.61	127	$35,446,060.45	29	$5,801,769.73
60-89 Days							31	$6,253,647.54	28	$6,617,581.41	6	$1,867,577.85
90-119 Days							18	$4,969,009.31	12	$3,492,628.91	10	$1,889,708.27
120 Days or More							10	$2,605,900.45	7	$2,631,577.61	2	$278,377.87
Total Delinquent Mortgage Loans at End of Period							261	$59,187,313.91	174	$48,187,848.38	47	$9,837,433.72
Delinquency Rate (2)							2.84%	2.51%	2.13%	1.95%	3.09%	2.48%
Foreclosure at End of Period (3)							35	$8,115,379.49	20	$4,786,265.24	28	$7,127,011.55
Foreclosure Ratio (4)							0.38%	0.34%	0.24%	0.19%	1.84%	1.80%
REO at End of Period (3)							10	$1,931,320.49	5	$633,786.07	16	$3,749,347.73
REO Ratio (4)							0.11%	0.08%	0.06%	0.03%	1.05%	0.95%
Aggregate Gross Losses (5)								$295,297.94		$710,746.95		$1,204.35
Aggregate Subsequent Recoveries/Losses (6)								$295,619.66		$275,242.60		$1,204.35
Aggregate Net Losses (7)
Average Net Loss (8)								$22,739.97		$39,320.37		$1,204.35
Aggregate Net Loss Ratio (9)								0.02%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.01%		0.01%		0.00%
Prepayment Ratio (11)								8.95%		15.59%		16.69%
Cumulative Prepayment Ratio (12)								6.46%		30.64%		42.35%

01/01/2004-03/31/2004
Total Mortgage Loans at Beginning of Period							998	$249,860,536.40	10,971	$3,390,464,991.57	2,072	$575,440,644.68
Total Mortgage Loans at End of Period							4,185	$1,136,128,335.74	9,480	$2,933,738,006.30	1,774	$478,697,907.72
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days							108	$25,265,785.22	146	$40,977,976.88	51	$11,076,119.61
60-89 Days							6	$1,092,083.52	32	$8,272,373.27	12	$4,747,299.09
90-119 Days							4	$1,121,216.90	16	$5,077,323.54	5	$1,468,205.14
120 Days or More							4	$1,098,444.58	10	$2,652,572.35	4	$545,124.35
Total Delinquent Mortgage Loans at End of Period							122	$28,577,530.22	204	$56,980,246.04	72	$17,836,748.19
Delinquency Rate (2)							2.92%	2.52%	2.15%	1.94%	4.06%	3.73%
Foreclosure at End of Period (3)							13	$3,017,605.59	10	$2,495,364.67	35	$8,729,022.87
Foreclosure Ratio (4)							0.31%	0.27%	0.11%	0.09%	1.97%	1.82%
REO at End of Period (3)							6	$847,354.30	6	$423,167.95	11	$3,120,915.87
REO Ratio (4)							0.14%	0.07%	0.06%	0.01%	0.62%	0.65%
Aggregate Gross Losses (5)								$0.00		$655,884.53		$1,204.35
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$656,936.88		$1,204.35
Aggregate Net Losses (7)
Average Net Loss (8)								$0.00		$109,489.48		$1,204.35
Aggregate Net Loss Ratio (9)								0.00%		0.02%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.01%		0.00%
Prepayment Ratio (11)								21.63%		11.34%		16.25%
Cumulative Prepayment Ratio (12)								4.15%		20.35%		39.57%

10/01/2003-12/31/2003
Total Mortgage Loans at Beginning of Period									12,164	$3,572,252,081.76	2,368	$673,371,602.64
Total Mortgage Loans at End of Period									11,522	$3,478,135,919.25	2,072	$575,440,644.68
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									459	$141,454,579.74	64	$17,378,960.61
60-89 Days									49	$15,593,785.50	8	$3,138,462.50
90-119 Days									12	$3,711,004.34	9	$2,734,366.91
120 Days or More									9	$2,995,229.68	11	$1,842,606.28
Total Delinquent Mortgage Loans at End of Period									529	$163,754,599.26	92	$25,094,396.30
Delinquency Rate (2)									4.59%	4.71%	4.44%	4.36%
Foreclosure at End of Period (3)									14	$1,746,686.39	37	$8,947,805.31
Foreclosure Ratio (4)									0.12%	0.05%	1.79%	1.55%
REO at End of Period (3)									11	$1,630,784.41	7	$2,456,450.21
REO Ratio (4)									0.10%	0.05%	0.34%	0.43%
Aggregate Gross Losses (5)										$48,844.37		$0.00
Aggregate Subsequent Recoveries/Losses (6)										$48,844.37		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$24,422.19		$0.00
Aggregate Net Loss Ratio (9)										0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%		0.00%
Prepayment Ratio (11)										6.91%		14.16%
Cumulative Prepayment Ratio (12)										11.70%		36.32%

07/01/2003-09/30/2003
Total Mortgage Loans at Beginning of Period									7,208	$2,228,859,718.31	3,012	$901,697,671.65
Total Mortgage Loans at End of Period									11,498	$3,384,071,774.97	2,368	$673,371,602.64
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									261	$77,397,517.64	57	$14,557,865.80
60-89 Days									37	$10,311,873.42	23	$6,215,077.14
90-119 Days									8	$2,402,884.97	5	$1,325,915.85
120 Days or More									5	$1,007,318.41	5	$1,555,553.04
Total Delinquent Mortgage Loans at End of Period									311	$91,119,594.44	90	$23,654,411.83
Delinquency Rate (2)									2.70%	2.69%	3.80%	3.51%
Foreclosure at End of Period (3)									31	$3,850,237.70	30	$7,391,835.79
Foreclosure Ratio (4)									0.27%	0.11%	1.27%	1.10%
REO at End of Period (3)									7	$983,799.91	1	$591,867.85
REO Ratio (4)									0.06%	0.03%	0.04%	0.09%
Aggregate Gross Losses (5)										$47,158.87		$0.00
Aggregate Subsequent Recoveries/Losses (6)										$47,158.87		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$47,158.87		$0.00
Aggregate Net Loss Ratio (9)										0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%		0.00%
Prepayment Ratio (11)										8.56%		24.83%
Cumulative Prepayment Ratio (12)										6.99%		33.01%

04/01/2003-06/30/2003
Total Mortgage Loans at Beginning of Period									3,609	$1,096,701,386.35	3,703	$1,162,882,251.49
Total Mortgage Loans at End of Period									7,009	$2,127,701,520.05	3,013	$901,946,281.49
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									59	$17,457,267.03	62	$16,417,820.43
60-89 Days									4	$961,106.79	15	$2,431,599.45
90-119 Days									0	$0.00	9	$2,815,674.62
120 Days or More									0	$0.00	11	$4,459,086.83
Total Delinquent Mortgage Loans at End of Period									63	$18,418,373.82	97	$26,124,181.33
Delinquency Rate (2)									0.90%	0.87%	3.22%	2.90%
Foreclosure at End of Period (3)									0	$0.00	18	$5,003,986.63
Foreclosure Ratio (4)									0.00%	0.00%	0.60%	0.55%
REO at End of Period (3)									0	$0.00	1	$32,810.34
REO Ratio (4)									0.00%	0.00%	0.03%	0.00%
Aggregate Gross Losses (5)										$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)										$0.00		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$0.00		$0.00
Aggregate Net Loss Ratio (9)										0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%		0.00%
Prepayment Ratio (11)										7.18%		22.01%
Cumulative Prepayment Ratio (12)										3.54%		25.22%

01/01/2003-03/31/2003
Total Mortgage Loans at Beginning of Period									772	$171,090,384.63	6,627	$1,750,060,044.85
Total Mortgage Loans at End of Period									1,709	$360,117,582.47	4,321	$1,266,844,490.09
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days									26	$5,795,234.20	141	$37,744,846.67
60-89 Days									0	$0.00	17	$6,674,677.67
90-119 Days									0	$0.00	10	$1,469,883.62
120 Days or More									0	$0.00	14	$3,196,732.87
Total Delinquent Mortgage Loans at End of Period									26	$5,795,234.20	182	$49,086,140.83
Delinquency Rate (2)									1.52%	1.61%	4.21%	3.87%
Foreclosure at End of Period (3)									0	$0.00	12	$3,142,008.09
Foreclosure Ratio (4)									0.00%	0.00%	0.28%	0.25%
REO at End of Period (3)									0	$0.00	0	$0.00
REO Ratio (4)									0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)										$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)										$0.00		$0.00
Aggregate Net Losses (7)
Average Net Loss (8)										$0.00		$0.00
Aggregate Net Loss Ratio (9)										0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%		0.00%
Prepayment Ratio (11)										2.06%		11.13%
Cumulative Prepayment Ratio (12)										0.97%		16.33%

10/01/2002-12/31/2002
Total Mortgage Loans at Beginning of Period											5,607	$1,255,232,520.26
Total Mortgage Loans at End of Period											6,627	$1,750,060,044.85
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days											134	$29,460,577.65
60-89 Days											35	$9,638,692.05
90-119 Days											9	$2,406,392.14
120 Days or More											7	$1,903,910.02
Total Delinquent Mortgage Loans at End of Period											185	$43,409,571.86
Delinquency Rate (2)											2.79%	2.48%
Foreclosure at End of Period (3)											7	$1,655,228.36
Foreclosure Ratio (4)											0.11%	0.09%
REO at End of Period (3)											0	$0.00
REO Ratio (4)											0.00%	0.00%
Aggregate Gross Losses (5)												$0.00
Aggregate Subsequent Recoveries/Losses (6)												$0.00
Aggregate Net Losses (7)
Average Net Loss (8)												$0.00
Aggregate Net Loss Ratio (9)												0.00%
Cumulative Aggregate Net Loss Ratio (10)												0.00%
Prepayment Ratio (11)												11.00%
Cumulative Prepayment Ratio (12)												9.56%

07/01/2002-09/30/2002
Total Mortgage Loans at Beginning of Period											5,198	$1,013,010,958.20
Total Mortgage Loans at End of Period											5,992	$1,239,040,318.80
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days											115	$23,547,635.12
60-89 Days											25	$3,792,323.23
90-119 Days											10	$2,481,149.12
120 Days or More											4	$816,210.02
Total Delinquent Mortgage Loans at End of Period											154	$30,637,317.49
Delinquency Rate (2)											2.57%	2.47%
Foreclosure at End of Period (3)											1	$83,024.74
Foreclosure Ratio (4)											0.02%	0.01%
REO at End of Period (3)											0	$0.00
REO Ratio (4)											0.00%	0.00%
Aggregate Gross Losses (5)												$0.00
Aggregate Subsequent Recoveries/Losses (6)												$0.00
Aggregate Net Losses (7)
Average Net Loss (8)												$0.00
Aggregate Net Loss Ratio (9)												0.00%
Cumulative Aggregate Net Loss Ratio (10)												0.00%
Prepayment Ratio (11)												8.51%
Cumulative Prepayment Ratio (12)												7.32%

04/01/2002-06/30/2002
Total Mortgage Loans at Beginning of Period											4,574	$843,285,839.81
Total Mortgage Loans at End of Period											5,138	$1,000,966,508.06
Period of Delinquency for Mortgage Loans at End of Period (1)
30-59 Days											106	$19,952,939.18
60-89 Days											8	$2,206,736.05
90-119 Days											0	$0.00
120 Days or More											2	$109,588.63
Total Delinquent Mortgage Loans at End of Period											116	$22,269,263.86
Delinquency Rate (2)											2.26%	2.22%
Foreclosure at End of Period (3)											1	$207,893.66
Foreclosure Ratio (4)											0.02%	0.02%
REO at End of Period (3)											0	$0.00
REO Ratio (4)											0.00%	0.00%
Aggregate Gross Losses (5)												$0.00
Aggregate Subsequent Recoveries/Losses (6)												$0.00
Aggregate Net Losses (7)
Average Net Loss (8)												$0.00
Aggregate Net Loss Ratio (9)												0.00%
Cumulative Aggregate Net Loss Ratio (10)												0.00%
Prepayment Ratio (11)												4.52%
Cumulative Prepayment Ratio (12)												3.97%

* If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

(1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date. Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule. A mortgage loan is no longer considered delinquent once foreclosure proceedings have begun.

(2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

(3) Includes mortgage loans for which foreclosure proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

(4) Foreclosures and REO, expressed as a percentage of total mortgage loans at the end of the specified period.

(5) The aggregate Gross Losses for the mortgage loans that were liquidated during the specified period. As used in this table, Gross Loss means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the outstanding principal balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation over (b) all amounts received in connection with the liquidation of the mortgage loan, including insurance such as primary mortgage insurance or ordinary hazard insurance)
available solely for the mortgage loan or the related mortgaged property.

(6) As used in this table, Aggregate Subsequent Recoveries/Losses means the aggregate Subsequent
Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent
Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period,
Subsequent Recoveries means any amounts received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and Subsequent Losses means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

(7) As used in this table, Aggregate Net Losses means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, reduced by (or, if Aggregate Subsequent
Recoveries/Losses is a negative number, increased by) Aggregate Subsequent Recoveries/Losses for the specified period.

(8) The average Net Loss on the mortgage loans that were liquidated and that experienced a Gross
Loss during the specified period. As used in this table, Net Loss means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any
Subsequent Losses incurred with respect to such mortgage loan during the specified period.

(9) Aggregate Net Losses, expressed as a percentage of total mortgage loans at the beginning of the specified period.

(10) The sum of Aggregate Net Losses for the specified period and for all prior periods since the pool cut-off date, expressed as a percentage of total mortgage loans as of the pool cut-off date.

(11) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans including liquidations) from the 15th day of the first calendar month of the specified period (or, if the specified period is the first period since the pool cut-off date, then from the pool cut-off date) through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans during the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the first day of the specified period (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received on or before the 14th day of the first calendar month of the specified period).

(12) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans including liquidations) from the pool cut-off date through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans from the pool cut-off date through the last day the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date).